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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 30, 2002
              (Date of Earliest Event Reported: September 30, 2002)



                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)



              Delaware                             1-14365                           76-0568816
  (State or other jurisdiction of          (Commission File Number)               (I.R.S. Employer
   incorporation or organization)                                                Identification No.)



                                El Paso Building
                             1001 Louisiana Street
                              Houston, Texas 77002
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code (713) 420-2600


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ITEM 5.     OTHER EVENTS

On September 30, 2002, we announced changes in executive management. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


            (c)  Exhibits.

                  Exhibit
                   Number                                  Description
                   ------                                  -----------

                    99.1          Press Release dated September 30, 2002.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EL PASO CORPORATION



                                     By:      /s/ Jeffrey I. Beason
                                        ---------------------------------------
                                                  Jeffrey I. Beason
                                         Senior Vice President and Controller
                                            (Principal Accounting Officer)


Dated: September 30, 2002



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                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER                        DESCRIPTION
        ------                        -----------

         99.1            Press Release dated September 30, 2002.